SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest event reported): March 11, 2004


                      BRAVO! FOODS INTERNATIONAL CORP.
       (Exact name of registrant as specified in its amended charter)


            Delaware                    0-20549             62-1681831
-------------------------------       ------------       -------------------
(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)

                        11300 US Highway 1, Suite 202
                     North Palm Beach, Florida 33408 USA
                  (Address of principal executive offices)

                               (561) 625-1411
                        Registrant's telephone number

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        (Former name or former address if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure

      Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated March 11, 2004, announcing its relationship with SADAFCO, a Middle East dairy processor.

Item 9.

       See item 5.

Exhibits

      99.1   Press Release, dated March 11 2004


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                                 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bravo! Foods International Corp.


Date: March 12, 2004                   By:  /s/ Roy G. Warren
                                       ------------------------------------
                                            Roy G. Warren,
                                            Chief Executive Officer


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